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                                                                    EXHIBIT 10.3

                                ORIGINAL MPF(R)

            MORTGAGE PARTNERSHIP FINANCE(R) - MASTER COMMITMENT FORM

[MPF LOGO]

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MASTER COMMITMENT NO.:    SELLING PFI:   PFI NUMBER: THIS MASTER COMMITMENT MADE
                                                     AND ACCEPTED ON:
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MASTER COMMITMENT AMOUNT: SERVICING PFI: PFI NUMBER: ESTIMATED COMPLETION DATE:

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FIRST LOSS ACCOUNT: [ ] UPFRONT [ ] ACTUAL      [ ] SCHEDULED  [ ] CLOSED
                                   /ACTUAL SRM      /SCHEDULED     MORTGAGES

               bps  [ ] ANNUAL  [ ] ACTUAL
                                   /ACTUAL
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CREDIT ENHANCEMENT FEE:          MAXIMUM PFI CREDIT            ESTIMATED PFI
                                 ENHANCEMENT AMOUNT:           CREDIT
                                                               ENHANCEMENT %:
               bps
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The purpose of this communication is to set forth the terms and conditions of the MORTGAGE PARTNERSHIP FINANCE(R) Master Commitment made by the undersigned Participating Financial Institution ("PFI") to the Federal Home Loan Bank pursuant to the Participating Financial Institution Agreement ("PFI Agreement") and the Guides that form a contract between the parties hereto.

The terms of this Master Commitment, including those identified above, are binding on the parties hereto. The definitions and provisions contained in the PFI Agreement and the Guides are incorporated into this Master Commitment. In the event of any inconsistencies between those definitions and provisions and this Master Commitment, this Master Commitment will govern. The amount of the PFI's Credit Enhancement obligation will be re-evaluated in ten years, or as otherwise agreed by the parties.

This is a best efforts Master Commitment for any amounts not subject to outstanding Delivery Commitments. Only loans meeting characteristics of above selections are eligible for this commitment. The Servicing Fee is 25 basis points (0.25%) annually, determined each month based on the aggregate unpaid principal balances of the Mortgages on the last day of the preceding month.

                                            FEDERAL HOME LOAN BANK OF NEW YORK
_______________________________________
(Selling PFI Name)

By: ___________________________________     By: ________________________________
(Signature)                                 (Signature)

Name: _________________________________     Name: ______________________________
(Typed Name of Signer)                      (Typed Name of Signer)

Title: ________________________________     Title: _____________________________

By: ___________________________________     By: ________________________________
(Signature)                                 (Signature)

Name: _________________________________     Name: ______________________________
(Typed Name of Signer)                      (Typed Name of Signer)

Title: ________________________________     Title: _____________________________

The "MPF" logo, "MORTGAGE PARTNERSHIP FINANCE" and "MPF" are registered trademarks of the Federal Home Loan Bank of Chicago

Form OG 2-1